UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 13, 2008

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

303 Velocity Way

Foster City, California 94404

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 13, 2008, the Board of Directors of Electronics For Imaging, Inc. (“EFI”) approved a new form of Indemnity Agreement to be entered into between EFI and its directors, officers and General Counsel. The Indemnity Agreement provides for indemnification to the fullest extent permitted by applicable law. The new Indemnity Agreements will supersede any current indemnification agreements between EFI and its directors, officers and General Counsel.

The form of Indemnity Agreement is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Indemnity Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 15, 2008	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Guy Gecht
	Name:	Guy Gecht
	Title:	Chief Executive Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 13, 2008

Exhibit No.	Description
10.1	Form of Indemnity Agreement